SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 10, 1997
                        (Date of earliest event reported)

                The WMC Mortgage Loan Pass-Through Certificates,
                 Series 1997-2 issued pursuant to a Pooling and
                         Servicing Agreement dated as of
           December 1, 1997 among Credit Suisse First Boston
                           Mortgage Securities Corp.,
           WMC Mortgage Corp., as servicer and The First National Bank of Chicago, as trustee


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of Registrant as specified in its charter)

    Delaware                          333-29239
(State of Incorporation)       (Commission File No.)   (I.R.S. Employer
                                                        Identification No.)

         11 Madison Avenue                              10010-3629
         New York, New York                             (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 325-2000


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  Item 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

  (c)      Exhibits:

                  EXHIBIT NO.

                  4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, among Credit Suisse First Boston Mortgage Securities Corp., WMC Mortgage Corp., as servicer, and The First National Bank of Chicago, as trustee.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.



                                     By: /s/ Nita S. Cherry
                                         -------------------
                                         Name:   Nita S. Cherry
                                         Title:  Vice President

December 24, 1997


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                                  EXHIBIT INDEX


       EXHIBIT NUMBER                     DESCRIPTION

                  4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, among Credit Suisse First Boston Mortgage Securities Corp., WMC Mortgage Corp., as servicer, and The First National Bank of Chicago, as trustee.